UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2013

ZALICUS INC.

(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-51171	04-3514457
(Commission File No.)	(IRS Employer Identification No.)

245 First Street

Third Floor
Cambridge, MA 02142
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (617) 301-7000

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 15, 2013, Zalicus Inc. announced that it has received notice from the Listing Qualifications Staff of The Nasdaq Stock Market LLC that the company has regained compliance with Nasdaq Marketplace Rule 5550(a)(2) relating to the maintenance of a minimum $1.00 bid price and that the matter is now closed.

The full text of the press release issued in connection with the announcement is being filed as Exhibit 99.1 to this current report on Form 8-K.

Item 9.01.            Financial Statements and Exhibits.

(d)    Exhibits
Exhibit No.	Description

99.1	Press release of Zalicus Inc. dated October 15, 2013.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zalicus Inc.
	By:	/s/ Justin A. Renz
Name: Justin A. Renz
Title: Executive Vice President,
Chief Financial Officer & Treasurer
Dated: October 15, 2013

Index to Exhibits
Exhibit No.	Description

99.1	Press release of Zalicus Inc. dated October 15, 2013.